April 1, 1998


Chaparral Resources, Inc.
Attn: Howard Karren, Chairman and CEO
3400 Bissonnet
Houston, Texas 77005

Gentlemen:

         .     Subscription.  The  undersigned,  Network  Fund  III,  Ltd.  (the
               "Subscriber") hereby applies to purchase from Chaparral Resources, Inc., a corporation organized under the laws of the State of Colorado (the "Company"), and the Company hereby agrees to sell to the Subscriber, 1,250,000 shares of the Company's Common Stock, par value $.10 per share ("Common Stock") for a purchase price of $2.00 per share, or in the aggregate amount of Two Million Five Hundred Thousand ($2,500,000) Dollars payable in cash (the "Purchase Price"). The Shares are being offered to the Subscriber without registration under the Securities Act of 1933, as amended (the "Securities Act").

         2. Acceptance. The subscription shall be deemed accepted by the Company upon receipt by the Company of a duly executed copy of this Agreement.

         . Delivery of Certificate for Shares. As soon as practicable after receipt of the Purchase Price, the Company will deliver to the Subscriber a certificate or certificates representing the Shares subscribed for hereby, registered in the name of the Subscriber.

         . Representations Warranties and Covenants of Subscriber. In order to induce the Company to sell the Shares to the Subscriber, the Subscriber hereby represents, warrants and covenants to the Company as follows:

               (a) The Subscriber is acquiring the Shares solely for investment purposes and not with a view to resale or distribution, or for the account, in whole or in part, of others. No other person has or will have a direct or indirect beneficial interest in the Shares.

               (b) The Subscriber recognizes the restrictions on the transferability of the Shares and the Subscriber is able to bear the substantial economic risk of an investment therein, including a complete loss thereof, for an indefinite period of time.

               (c) The Subscriber understands that the sale of the Shares hereunder is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof (and


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                    the rules and regulations  promulgated  under the Securities
                    Act) and applicable state securities laws. The Subscriber will not sell or otherwise transfer any or all of the Shares
                    without   registration   under  the  Securities  Act  or  an
                    exemption therefrom.

               (d) The Subscriber acknowledges and agrees that the certificate or certificates representing the Shares shall bear a legend restricting the transfer of the Shares.

               (e) The Subscriber further represents and warrants that in order to make an informed decision in connection with the purchase of the Shares:

                    (i) the Subscriber has reviewed the merits and risks of an invest- ment in the Shares; and

                    (ii) the  Subscriber  recognizes  that an  investment in the
                         Shares involves a number of significant risks; the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

               (f) The Subscriber represents and warrants that the Subscriber is an "accredited investor" as that term is defined in Rule 501 promulgated under the Securities Act.

               (g) The Subscriber is not subscribing to purchase the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

               (h) The Subscriber understands that all documents, records and books pertaining to this investment have been made available for inspection by the undersigned, undersigned's attorney, and/or accountant, including but not limited to, the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1996, the Company's Quarterly Reports on Form 10-Q for the quarters ended February 28, 1997, June 30, 1997 and September 30, 1997; and the Company's Current Reports on Form 8-K dated April 17, 1997, May 29, 1997, October 31, 1997, as amended, November 6, 1997, December 3, 1997 and March 17, 1998.


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               (I)  The  Subscriber  has  had a  reasonable  opportunity  to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Company and the offering of the securities contemplated hereby, and all such questions have been answered to the full satisfaction of the undersigned.

         5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber that the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has all corporate power and authority to own and lease its properties and to conduct its business as presently conducted. The Company further represents and warrants to the Subscriber that the issuance of the Shares has been duly authorized and, upon the issuance thereof and payment therefor in the manner provided herein, will be duly authorized, validly issued, fully paid and non-assessable.

          6.   Registration Rights.

               (a) Definitions. For purposes of this Section 6, the following terms shall have the respective meanings set forth below:

                    (i) "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                    (ii) The term "holder or holders of Registrable Stock" shall mean any holder of any Shares issued pursuant to this Agreement, including any transferee of any Subscriber.

                    (iii)The terms "register",  "registered" and  "registration"
                         refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

                    (iv) The  term  "Registrable  Stock"  means  (a) the  Shares issued pursuant to this Agreement; provided, however, that shares of Registrable Stock shall cease to be Registrable Stock if they are sold or transferred pursuant to a registered public offering or other transaction which does not result in restrictions on resale being imposed on the public transfer by virtue of Federal or state securities laws; and provided further that Registrable Stock shall cease to be


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


                         Registrable Stock if the holder could sell or transfer all such Shares held by him/her in one transaction pursuant to Rule 144 promulgated under the Securities Act.

               (b)  Demand Registration.

                    (i) Upon the written request of any holder or holders ("Initiating Holders") of at least 30% of the shares of Registrable Stock, which request shall state the intended method of disposition by such Initiating Holders and shall request that the Company effect the registration of all or part of the Registrable Stock under the Securities Act, the Company shall promptly give written notice of such requested registration to all other holders, if any, of Registrable Stock. If, after the expiration of thirty days from the giving of such notice to the holders of Registrable Stock, the Company shall have received written requests to register at least 50% of the shares of Registrable Stock, which requests shall state the intended method of disposition of such securities by such holders, the Company shall use all reasonable efforts to prepare and file with the Commission a registration statement and such other documents, including a prospectus, as may be necessary to permit a public offering and sale of such Registrable Stock in the United States in compliance with the provisions of the Securities Act, all to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) by the holders of the Registrable Stock so to be registered (the "Participating Holders"). If such sale of Registrable Stock is to be pursuant to an underwritten offering, the underwriter shall be selected by the Initiating Holders and shall be reasonably acceptable to the Company. If the underwriter selected determines that the number of shares so to be included is required to be limited due to market conditions or otherwise, the holders of Registrable Stock proposing to sell their shares in such underwritten registration shall share pro rata (according to the number of shares requested to be registered) in the number of shares being underwritten (as determined by such underwrit- er) and registered for their account. The Company shall only be required to effect two registrations pursuant to this Section 6(b).

                    (ii) The  Company  shall  not  be  required  to  effect  any registration under this Section 6(b) within nine months after the completion of any Registered offering of its securities pursuant to which the holders of Registrable Stock were afforded the right to register as many shares of their Registrable Stock as requested nor within six months after any other Registered offering by the Company.


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



                    (iii)The  Company  shall  have the right to  include  in any registration statement or post-effective amendment filed pursuant to this Section 6(b), other securities of the Company then proposed to be distributed, except that, to the extent consistent with the rights of other holders of the Company's securities, if and to the extent that the underwriter or underwriters acting with respect of such registered offering reasonably determine that the inclusion of such other securities may substantially prejudice or hinder the offering of Registrable Stock, the number of such other securities shall be reduced or eliminated prior to any reduction in the number of shares of Registrable Stock so to be registered.

                    (iv) If  the  registration   under  this  paragraph  (b)  is
                         effected on a Form S-3 (or any successor form thereto), and the effectiveness of such registration statement can be maintained without significant additional expense to the Company, then the Company agrees to maintain the effectiveness of such registration statement for a period of one year after its initial effective date.

               (c)  Incidental Registration.

                    (i) If the Company at any time or from time to time proposes to file with the Commission a registration statement under the Securities Act with respect to any proposed distribution of any of its securities (other than a registration to be effected on Form S-4, S-8 or other similar limited purpose form), whether for sale for its own account or for the account of any other person holding registration rights with respect to the securities of the Company, then the Company shall give written notice of such proposed filing to the holders of Registrable Stock at least thirty (30) days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration or qualification under the securities or blue sky laws is intended) and shall offer the holders of Registrable Stock the opportunity to register such number of shares of Registrable Stock as the holders of Registrable Stock may request. Upon receipt by the Company by the anticipated filing date of written requests from Participating Holders for the Company to register their Registrable Stock, the Company shall permit, or in the event of an underwritten offering, shall use its best efforts to cause the managing underwriter or underwriters of such proposed underwritten offering to permit, the Participating Holders to include such Registrable Stock in such offering on the same terms and conditions as any similar securities of the Company included therein;


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


                         provided, however, that if in the opinion of the managing underwriter or underwriters of such offering, the inclusion of the total amount or kind of securities which it or the Company, and any other persons or entities, intend to include in such offering would interfere, hinder, delay, reduce or prevent the effectiveness or sale of the Company's securities proposed to be so registered, or would otherwise adversely affect the success of such offering, then the amount or kind of securities to be offered for the accounts of the Company and each holder of Company Securities (including without limitation Registrable Stock) or securities convertible into or exercisable for Company securities proposed to be registered (other than any persons exercising demand registration rights) shall be reduced (or eliminated) in proportion to their respective values to the extent necessary to reduce the total amount of securities to be included in such offering on behalf of such holders of securities to the amount recommended by such managing underwriter. For purposes of this Section, "value" shall mean principal amount with respect to debt securities and the proposed offering price per share with respect to equity securities. Notwithstanding the foregoing, if, at any time after giving written notice of its intention to register securities and prior to the effectiveness of the registration statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery of written notice to the Participating Holders, (I) in the case of a determination not to effect registration, relieve itself of its obligations to register any Registrable Stock in connection with such registration, or (ii) in the case of determination to delay the registration, delay the registration of such Registrable Stock for the same period as the delay in the registration of such other shares of Common Stock or other securities convertible into or exercisable for Common Stock.

                    (ii) Exception. The Company shall not be required to include any of the Registrable Stock of a Participating Holder in any registration statement or post-effective amendment prepared at its own instance unless such Participating Holder shall furnish such information and sign such documents as may be required by the Commission or reasonably requested by the Company, in accordance with generally accepted practices, in connection with such proposed distribution.

               (d) Covenants of the Company with Respect to Registration. In connection with any registration under this Section 6, the Company shall, as expeditiously as is reasonably possible:


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                    (i)  Prepare  and file with the  Commission  a  registration statement with respect to such Participating Holders and, subject to the last sentence of Section 6(c)(I) hereof, use its best efforts to cause such registration statement to become effective.

                    (ii) Prepare and file with the  Commission  such  amendments and supplements to such registration statement and prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                    (iii)Furnish to the  Participating  Holders  such numbers of copies of a prospectus, including, if applicable, a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling shareholders may reasonably request in order to facilitate the disposition of Registrable Stock owned by the Participating Holders.

                    (iv) Use its  best  efforts  to  register  and  qualify  the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as shall be reasonably requested by the Participating Holders;
                         provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                    (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Participating Holders shall also enter into and perform their obligations under such an agreement.

                    (vi) Notify the  Participating  Holders,  at any time when a prospectus relating to Registrable Stock covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                    (vii)Furnish to the Participating  Holders, on the date that shares of Registrable Stock are delivered to the underwriters for sale in connection with a registration

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                         pursuant  to this  Section  6, if such  securities  are
                         being sold by underwriters, or, on the date that the registration statement with respect to such securities becomes effective, (I) an opinion as to matters of law only, dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Participating Holders and
                         (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an
                         underwritten   public   offering,   addressed   to  the
                         underwriters. and to the Participating Holders.

               (e) The Company shall pay all costs, fees and expenses in connection with all registration statements filed under this
                    Section 6 including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses, but not including the fees and expenses of counsel for the Participating Holders in connection with such registration; however, the Company shall not pay for underwriting discounts and commissions and underwriters' expenses allocable to the Registrable Stock being registered or state transfer taxes.

               (f)  Indemnification.

                    (i) The Company shall indemnify each Participating Holder under Agreement, its officers and directors and any person controlling it within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended, (the Exchange Act") against any loss, claim, damage, expense or liability (including without limitation all expenses reasonably incurred in investigating, preparing, or defending against any claim whatsoever, such expenses to be reimbursed by the Company as they are incurred) to which it may become subject under the Securities Act, the Exchange Act or other- wise, arising out of or based upon (I) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any amendments or supplements thereto in which Registrable Stock is included, or in any application, statement or other document filed by the Company with the Commission or any securities exchange or in any jurisdiction in connection with qualifying such shares under the securities laws thereof, or (ii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission is made in reliance upon and in conformity with written information furnished to the


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                         Company by or on behalf of such Participating Holder or
                         an   underwriter   expressly   for  use  in  any   such
                         registration statement or other document.

                    (ii) Each Participating Holder shall, as a condition to such registration of Registrable Stock, agree to indemnify the Company, its officers and directors and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any loss, claim, damage or expense or liability (including without limitation all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever, such expenses to be reimbursed by the Participating Holder as they are incurred) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising out of or based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any amendments or supplements thereto in which Registrable Stock is included, or in any application, statement or other document filed by the Company with the Commission or any securities exchange or in any jurisdiction in connection with qualifying such shares under the securities laws thereof, or (b) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, provided in each case that such statement or omission is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Participating Holder expressly for use in any such registration statement or other document.

                    (iii)Promptly    upon   receipt   by   a   party    claiming
                         indemnification hereunder of notice of the commencement of any action involving a claim referred to above, such indemnified party will, if a claim in respect thereof is to be made against a party which may be required to indemnify such party hereunder, give written notice to the indemnifying party of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of such action, to the extent that it may wish, with counsel reasonably satisfactory to such indemni- fied party. Except as set forth herein, the indemnified party and any party cooperating in the defense of such claim shall not settle or compromise any such claim or admit liability without the express written consent of the indemnifying party. The indemnified party shall have the right to be represented by an advisory counsel and accountants, at its own expense, and the indemnified party shall be kept fully informed of such action, suit or proceeding at all stages thereof whether or not the indemnified party is so represented.


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                         After a period of thirty  days  following  the date the
                         written   notice  of  such   claim  was  given  to  the
                         indemnifying party the indemnified party may settle any such claim (and the amount of any such settlement shall be subject to indemnification hereunder) unless within such thirty-day period the indemnifying party shall have provided the indemnified party with notice and evidence to the indemnified party's satisfaction that the indemnifying party reasonably disputes such claim
                         and   has   the   financial   ability   to   meet   its
                         indemnification obligations hereunder. Notwithstanding the foregoing, the indemnified party may immediately cause to be paid or discharged any asserted claim the
                         non-payment   of   which   would   have  an   immediate
                         substantial adverse impact on the indemnified party, and any claim which the indemnifying party has not disputed within thirty days of notice as provided above.

                    (iv) If the  indemnification  provided  for in this  Section
                         6(f) is unavailable or insufficient to hold harmless an indemnified party under such subsection in respect of any losses, claims, damages or liabilities or action in respect thereof or referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as is appropri- ate to reflect the relative fault of the Company, on the one hand, and the Participating Holder, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations, including the failure to give the notice required under such subsections. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company on the one hand, or the Participating Holders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Participating Holder agree that it would not be just and equitable if contribution pursuant to this Section 6(f)(iv) were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above in this subsection. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentations.

                    (v) The obligations of the Company and the Participating Holder under this Section 6(f) shall survive the completion of any offering of Registrable Stock in a registration statement under this Section 6.

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




                    (vi) The rights of indemnification contained in this Section
                         6 shall not be deemed to be the exclusive remedy of the parties hereto and such rights shall be in addition to any other rights or remedies which any party hereto may have at law or equity.

               (g) Assignment of Registration Rights. The undersigned's rights and obligations set forth in this Section 6 shall automatically be deemed assigned to any transferee or assignee of shares of Registrable Stock issued hereunder, provided that immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act; provided however, that, the termination of registration rights in respect of any shares of Registrable Stock by reason of the operation of Section 6(a) shall be binding upon any transferee of such shares. Upon the request of any such holder, the Company will confirm in writing, to any transferee of such holder's Registrable Stock, the Company's continuing obligation to afford such transferee the benefits of the Company's agreements contained in this Section 6, but no failure of the Company to confirm such obligations shall in any way impair such transferee's rights under this
                    Section 6.

          7.   Sale of Additional Shares Below Subscription Price.

               (a) If at any time or from time to time within a period of three hundred and sixty- five (365) days after the date of this Agreement, the Company issues or sells Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock for an Effective Price per share (as hereinafter defined) that is less than the per share subscription price stated in paragraph 1 above, then and in each such case, the Subscriber shall be entitled to an additional number of shares of Common Stock (the "Adjusted Shares") which when added to the number of shares subscribed for in paragraph 1 above and divided by the by the Purchase Price shall be equal to the Effective Price per share.

               (b) For purposes of the foregoing paragraph, the consideration received by the Company for any issuance or sale of Common Stock shall (I) to the extent it consists of cash be computed at the net amount of cash received by the Company after deduction of any expenses payable by the Company and any underwriting or similar commissions, compensation, or concessions paid or allowed by the Company in connection with such issuance or sale, and (ii) to the extent it consists of property other than cash, be computed at the fair value of that property as reasonably determined in good faith by the Company's Board of Directors.


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



               (c) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the date of this Agreement other than (I) shares of Common Stock or options or warrants to acquire Common Stock issued to management, directors or employees of, or consultants to, the Company or any Subsidiary, (ii) shares of Common Stock issuable upon exercise of Convertible Securities and (iii) shares of Common Stock or options or warrants to acquire Common Stock issued in connection with investment banking, financial advisory or legal services provided to the Company.

               (d) The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, into the aggregate consideration received, or deemed to have been received by the Company for the issuance of such Additional Shares of Common Stock.

          8.   Exchange Option

               (a) If at any time or from time to time within a period of three hundred and sixty-five (365) days after the date of this Agreement, the Company issues or sells Convertible Securities (as hereinafter defined), other than as a dividend or other distribution on any class of stock, then and in each such case, the Subscriber shall be entitled to exchange the shares of Common Stock issued to Subscriber hereunder and still owned by Subscriber for shares of the Convertible Security.

               (b) The Company shall give written notice of the proposed issuance of Convertible Securities to the Subscriber at least ten (10) days before the anticipated issuance date of such securities. Such notice shall describe the terms of the proposed Convertible Security shall offer the Subscriber the opportunity to exchange all, but not less than all, the shares of Common Stock issued to Subscriber hereunder for such Convertible Securities. The Subscriber shall have five
                    (5) business days within which to notify the Company that it wishes to exchange its the shares of Common Stock for Convertible Securities. The amount of Convertible Securities to be issued to Subscriber shall be determined by dividing Market Price (as hereinafter defined) of the Common Stock into the issue price of such Convertible Securities.

               (c) "Convertible Securities" shall mean shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock, other than any securities issued pursuant to this Subscription Agreement.

               (d) "Market Price" as used with reference to any share of stock on any specified date, shall mean:

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




                    (i) if such stock is listed and registered on any national securities exchange or traded on the Nasdaq Stock Market ("Nasdaq") , (A) the last reported sale price on such exchange or Nasdaq of such stock on the business day immediately preceding the specified date, or (B) if there shall have been no such reported sale price of such stock on the business day immediately preceding the specified date, the average of the last reported sale price on such exchange or on Nasdaq on (x) the day next preceding the specified date for which there was a reported sale price and (y) the day next succeeding the specified date for which there was a reported sale price; or

                    (ii) if such  stock  is not at the time  listed  on any such exchange or traded on Nasdaq but is traded on the over-the-counter market as reported by the National Quotation Bureau or other comparable service, (A) the average of the closing bid and asked prices for such stock on the business day immediately preceding the specified date, or (B) if there shall have been no such reported bid and asked prices for such stock on the business day immediately preceding the specified date, the average of the last bid and asked prices on (x) the day next preceding the specified date for which such information is available and (y) the day next succeeding the specified date for which such information is available; or

                    (iii)if clauses (I) and (ii) above are not  applicable,  the fair value per share of such stock as determined in good faith and on a reasonable basis by the Board of Directors of the Company.

          9. Reset Provision In the event that at the end of three hundred sixty-five (365) days from the date hereof (the "Reset Date"),
               (I) the Company has not received an investment of $7,500,000  and
               (ii) the average  Market Price of the Common Stock for the twenty
               (20) trading day period preceding the Reset Date is less than $2.00 per share, then the Subscriber shall be entitled to an additional number of shares of Common Stock which when added to the number of shares subscribed for in paragraph 1 above and divided by the by the Purchase Price shall be equal to the Market Price of the Common Stock on the Reset Date. If either of the conditions described in (I) and (ii) above are satisfied on or before the Reset Date, then the provisions of this paragraph shall be inapplicable and of no further force and effect.

          10. Governing Law. This Agreement has been made in, and shall be construed in accordance with, the laws of the State of New York applicable to contracts made and to be fully performed therein.

          11. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all negotiations, representations and other agreements made by and between such parties with respect thereto.

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




          12.  Arbitration

               (a) Any dispute, controversy or claim arising out of or in relation to or in connection with this Agreement including without limitation any dispute as to the construction, validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by arbitration, and any Party may submit such a dispute, controversy or claim to arbitration.

               (b) A single arbitrator shall be appointed by unanimous consent of the Parties. If the Parties, however, cannot reach agreement on an arbitrator within thirty (30) days of the submission of a Notice of Arbitration, the appointing authority shall be the American Arbitration Association, which shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim.

               (c) Unless otherwise expressly agreed in writing by the Parties to the arbitration proceedings:

                    (i) The arbitration proceedings shall be held in the Borough of Manhattan, City of New York.

                    (ii) the  arbitrator(s)  shall be and  remain  at all  times wholly independent and impartial;

                    (iii)the  arbitration  proceedings  shall  be  conducted  in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect;

                    (iv) any procedural issues not determined under the arbitral rules selected pursuant to this Agreement shall be determined by the law of the place of arbitration, other than those laws which would refer the matter to another jurisdiction;

                    (v) each Party shall be responsible for its own costs of the arbitration proceedings (including attorneys' fees and costs); and

                    (vi) judgment upon the award  rendered by the arbitrator may be entered in any court having jurisdiction thereof.





                                         By: /s/ Howard Karren
                                            ------------------------------------


Agreed to and accepted this
3rd day of April, 1998.



By:/s/NETWORK FUND III, LTD.
Name:  William P. O'Donnell
Title:  Managing Director


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